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        PAYDEN & RYGEL



                         PAYDEN & RYGEL VALUE STOCK FUND

                        PAYDEN & RYGEL GROWTH STOCK FUND



                                   PROSPECTUS

                                 JANUARY 8, 1998

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TABLE OF CONTENTS

        Funds Overview.........................................................4

        Expense Information ...................................................5

        Net Asset Value........................................................6

        Dividends, Distributions and Taxes.....................................7

        Investment Objectives and Policies ....................................9

        Investment Practices..................................................11

        Management of the Funds...............................................16

        Shareholder Services..................................................19

        Redemption of Shares..................................................22

        How to Purchase Shares................................................22

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                         PAYDEN & RYGEL INVESTMENT GROUP
                             333 SOUTH GRAND AVENUE
                          LOS ANGELES, CALIFORNIA 90071
                                  (800) 5PAYDEN
                                 (213) 625-1900


The Payden & Rygel Investment Group (the "Group") is a professionally managed, no-load, open-end management investment company. The Group currently consists of a number of distinct portfolios with separate investment objectives. Information about two of the portfolios, the Payden & Rygel Value Stock Fund and the Payden & Rygel Growth Stock Fund (each a "Fund"), including the investment objectives of each Fund, the types of securities in which each Fund may invest, and the investment policies and restrictions applicable to each Fund, is set forth in this Prospectus. There can be no assurance that each Fund's investment objectives will be achieved. Because the market value of each Fund's investments will change, the net asset value per share of the Funds also will vary.

This Prospectus sets forth concisely the information a prospective investor should know before investing in each of these Funds. Payden & Rygel (the "Adviser") serves as investment adviser for each of these Funds. Payden & Rygel has been in the investment advisory business for 14 years and manages assets of over $22 billion.

A Statement of Additional Information, dated December 30, 1997, containing additional information about each Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available without charge and may be obtained by writing the Group at 333 South Grand Avenue, Los Angeles, California 90071 or by telephone at (213) 625-1900 or
(800) 5PAYDEN (800-572-9336).

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE THE SHARES FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

This Prospectus should be read and retained for reference to information about the Funds.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is January 8, 1998.

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                                 FUNDS OVERVIEW

FUND DESCRIPTIONS

The Value Stock Fund seeks long-term capital appreciation by investing with a value discipline. Companies selected for investment exhibit one or more of the following criteria: (a) a share price which appears to be inexpensive relative to the growth rate of cash flow or the growth rate of sales; (b) an ability to generate free cash flow internally; and (c) a positive catalyst, e.g., a new product or successful business plan implementation, resulting in a greater probability of realizing the company's potential intrinsic value.

The Growth Stock Fund seeks long-term capital appreciation by investing with a growth discipline. Companies selected for investment exhibit one or more of the following criteria: (a) a potential expansion in profitability based on factors such as industry profit levels, competitiveness, and the company's own competitive advantages and business strategy; (b) achievement or the potential to achieve above average returns on equity; and (c) above average growth in earnings before interest and taxes.

INVESTMENT RISKS AND CONSIDERATIONS

Each of the Funds invests principally in equity or equity-based securities. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in the issuer's financial condition and prospects, and on overall market and economic conditions.

Each of the Funds invests principally in the equity securities of "small-cap" and "mid-cap" companies (issuers whose stock has a total market value of $250 million to approximately $4 billion at the time of purchase). Historically, small-cap and mid-cap stocks have been more volatile in price than the larger-capitalization stocks included in the Standard & Poor's 500 Stock Price Index ("S&P 500 Index"). Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of medium- and small-size companies to changing economic conditions. In addition to exhibiting greater volatility, medium- and small-size company stocks may fluctuate independently of larger company stocks. Medium- and small-size company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline.

Each of the Funds may invest up to 15% of its total assets in securities of foreign issuers through American Depository Receipts ("ADRs") publicly traded in the U.S. Investing in securities of foreign issuers involves investment risks that are different in some respects from those incurred by a fund that invests only in securities of U.S. governmental entities and domestic companies, including differences in reporting standards; adverse changes in investment, exchange or tax control regulations; political instability; changes in exchange rates; greater portfolio volatility; additional transaction costs; less government regulation of


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securities markets, brokers and issuers; possible difficulty in obtaining and enforcing judgments in foreign courts; and imposition of restrictions on foreign investments.

PURCHASE AND REDEMPTION OF SHARES

Each Fund offers its Class R Shares through Payden & Rygel Distributors with no sales charge. In general, the minimum initial investment is $5,000, and the minimum additional investment is $1,000. Tax-sheltered Retirement Plans and the Automated Investment Programs require different minimum investments. See "Shareholder Services" and "How to Purchase Shares." Shares of each Fund may be exchanged for any class of shares of any other portfolio of the Group.

Shares of each Fund may be redeemed or exchanged without cost at the net asset value per share of the Fund next determined after receipt of a request in proper form. The redemption or exchange price may be more or less than the purchase price.


                               EXPENSE INFORMATION

Class R Shares of each Fund are offered to investors on a no-load basis without any sales commissions or distribution ("12b-1 plan") charges.

ANNUAL FUND OPERATING EXPENSES

For Class R Shares of each Fund, the Advisory Fees, Other Expenses and Total Fund Expenses, as an estimated percentage of average net assets for the first year of operation after reimbursement of Advisory fees and Other expenses, are as follows:

                             VALUE STOCK FUND             GROWTH STOCK FUND
                             ----------------             -----------------
Advisory Fees                       0.60%                           0.60%
Other Expenses                      0.20%                           0.20%
                                    -----                           -----
Total Fund Expenses                 0.80%                           0.80%

FUND EXPENSE LIMITS

The Adviser has voluntarily agreed to waive 0.60% of its advisory fee for each Fund through June 30, 1998. In addition, the Adviser has guaranteed that, for so long as it acts as investment adviser to a Fund, the total expenses of the Fund, including advisory fees (but excluding interest, taxes, portfolio transaction expenses, blue sky fees, 12b-1 plan fees [if any such plan is adopted in the future] and extraordinary expenses), will not exceed 1.00% of the Fund's average daily net assets on an annualized basis.


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In addition, the Adviser has voluntarily agreed to temporarily limit each Fund's expense ratio to 0.80% of the Fund's average daily net assets on an annualized basis through October 31, 1998 (exclusive of interest, taxes, portfolio transaction expenses, blue sky fees, 12b-1 plan fees [if any such plan is adopted in the future] and extraordinary expenses).

Each Fund will reimburse the Adviser for fees foregone or other expenses paid by it in any fiscal year pursuant to the expense guarantee or voluntary expense cap at a later date, without interest, so long as such reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense cap (whichever is in effect at the time of reimbursement). No Fund will be required to repay any unreimbursed amounts to the Adviser upon termination of its investment management contract with respect to the Fund. Actual expenses for Class R Shares of each Fund for the fiscal year ending October 31, 1998, before reimbursement by the Adviser, are estimated to be 2.50% of average daily net assets (annualized).

EXPENSES PER $1,000 INVESTMENT

The following table illustrates the expenses a shareholder would pay on a $1,000 investment in the Class R Shares of each Fund over various time periods assuming
(1) a 5% annual return and (2) redemption at the end of each time period. As noted above, there are no Fund redemption fees of any kind.

                               1 YEAR         3 YEARS
                               ------         -------
Value Stock Fund                 $10            $32
Growth Stock Fund                $10            $32

The information in the table is provided for purposes of assisting current and prospective shareholders in understanding the various costs and expenses that an investor will bear, directly or indirectly. The hypothetical annual return of 5% is used for illustrative purposes only and should not be interpreted as an estimate of any Fund's annual returns, as there can be no guarantee of any Fund's future performance.


                                 NET ASSET VALUE

The net asset value per share of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) by dividing the difference between the value of assets and liabilities of the class by the number of shares of that class outstanding. Equity securities listed or traded on any domestic (U.S.) securities exchange are valued at the last sale price or, if there have been no sales during the day, at the last bid prices. Securities traded only on the over-the-counter market are valued at the latest bid prices.


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                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends are declared and distributed to shareholders semi-annually for each of the Funds. Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once yearly. Dividend and capital gain distributions of each Fund will be paid in the form of additional shares of the Fund at the net asset value on the ex-dividend date unless the shareholder elects to have them paid in cash by completing an appropriate request form.

Each Fund has elected and intends to qualify annually to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund generally is not subject to federal income tax on its investment company taxable income (which includes interest and net short-term capital gains in excess of any net long-term capital losses) and net capital gain (net long-term capital gains in excess of the sum of net short-term capital losses and unexpired capital loss carryovers), if any, that it distributes to shareholders, provided it distributes each taxable year at least 90% of its investment company taxable income, including any net interest income excludable from gross income under section 103(a) of the Code. Each Fund intends to distribute to its shareholders, at least annually, substantially all such amounts.

Dividends and distributions from long-term capital gains paid by the Funds are taxable. Capital gains distributions are made when a Fund realizes net capital gains on sale of portfolio securities during the year. Any short-term capital gains or any taxable interest income will be distributed as a taxable ordinary dividend distribution. Sale of a Fund's shares is a taxable event and may result in a capital gain or loss.

Investment income received from sources within foreign countries may be subject to foreign income taxes. The U.S. has entered into tax treaties with many foreign countries which entitle certain investors to a reduced rate of tax or to certain exemptions from tax. The Funds will operate so as to qualify for such reduced tax rates or tax exemptions whenever practicable. The Funds may qualify for and make an election permitted under section 853 of the Code so that shareholders will be able to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Funds to foreign countries (which taxes relate primarily to investment income). The shareholders of the Funds may claim a credit by reason of the Funds' election subject to certain limitations imposed by section 904 of the Code. However, no deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their Federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Funds. Although the Group intends to meet the requirements of the Code to "pass through" such taxes, there can be no assurance that the Funds will be able to do so.


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Prior to purchasing shares of a Fund, an investor should carefully consider the impact of the dividends or capital gains distributions which are expected to be or have been announced. Any dividends or distributions paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions.

Distributions may be subject to additional state and local taxes, depending on each shareholder's particular situation. Shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. For further discussion of these matters, please see the Statement of Additional Information.


                                 CAPITALIZATION

The Group was organized as a Massachusetts business trust on January 22, 1992. Its Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest in the Group and to classify or reclassify any unissued shares into one or more series or classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of nineteen series of shares, including the two series of shares which are sold through this prospectus. Each of the Funds currently offers one class of shares, the Class R Shares. The other portfolios of the Trust also offer Class S Shares, which bear the expenses of a shareholder service plan of up to 0.25% of average annual net assets.


                                     VOTING

Shareholders have the right to vote in the election of Trustees and on any and all matters on which they may be entitled to vote by law or the provisions of the Declaration of Trust. Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders will vote in the aggregate and not by series or class except as otherwise required by law or when the Board of Trustees of the Group determines that a matter to be voted on affects only the interest of a particular series or class. Voting rights are not cumulative, and accordingly the holders of more than 50% of the shares of the Group may elect all of the Trustees. The Group is not required to hold regular annual meetings of shareholders and does not intend to do so except when required by law. The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Group may remove a person serving as Trustee at a shareholder meeting called by written request of the holders of not less than 10% of the outstanding shares of the Group.


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                       INVESTMENT OBJECTIVES AND POLICIES

PAYDEN & RYGEL VALUE STOCK FUND

The Value Stock Fund's investment objective is to seek long term capital appreciation. The Fund pursues its objective by investing primarily in common stocks of small- and medium-capitalized companies. Currently, this group is defined as those companies with a market capitalization of from $250 million to approximately $4 billion. The Fund invests principally in publicly traded securities of domestic companies, but may invest up to 15% of its total assets in securities of foreign issuers through ADRs traded in the U.S.

The Adviser pursues the Fund's objective by using a value investment discipline. In selecting companies for investment, the Adviser uses a proprietary quantitative model to screen all publicly traded small-cap and mid-cap stocks based on the following criteria related to cash flow. The Adviser then uses fundamental analysis to select and weight the investment in 50-100 stocks from the possible investments determined by the use of its quantitative analysis. As a part of this qualitative analytical process, the Adviser evaluates the extent to which a company meets the investment criteria set forth below. The weight given to a particular investment criterion will depend upon the circumstances, and some portfolio holdings may not meet all of the following criteria:

        Price to value disparity. The Adviser seeks companies whose share price appears to be inexpensive relative to the growth rate of cash flow and/or the growth rate of sales. The Adviser believes that traditional methods of measuring value, such as ratios of price to earnings or price to book value, are less indicative of a company's true intrinsic value, due to the unprecedented willingness of companies to write down assets and take charges to income. The Adviser believes that fewer distortions are present in the cash flow and sales measures, and this provides a more accurate measure of intrinsic value.

        Ability to generate free cash flow internally. Cash flow is defined as earnings before extraordinary items plus depreciation. The conceptual definition of free cash flow is all the cash generated by operations that can be distributed back to shareholders without affecting the current growth of the firm. A shorthand estimation procedure for such free cash flow subtracts from cash collections non-discretionary cash expenses and non-discretionary capital expenditures. Using this concept, the firm can distribute these free cash flows back to shareholders without reducing its market value, or use these free cash flows to take advantage of new business opportunities. The firm can also use its free cash flows to pay down debt, thereby increasing market value for shareholders. The Adviser believes that a company that is able to generate free cash flow internally is also a company with financial flexibility. We seek companies with relatively clean financial statements that adhere to conservative accounting practices.


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

        Positive Catalyst. The Adviser believes that companies with a positive catalyst have a greater probability of realizing their potential intrinsic value. Such a catalyst may be a new product, a management addition or change, or the successful implementation of a business plan.

In general, the Value Fund will remain fully invested in equities, and the Adviser will not maintain a significant cash position as part of an attempt to time the market.

PAYDEN & RYGEL GROWTH STOCK FUND

The Growth Stock Fund's investment objective is to seek long term appreciation of capital. The Fund pursues its objective by investing primarily in common stocks of small- and medium- capitalized companies. Currently, this group is defined as those companies with a market capitalization of from $250 million to approximately $4 billion. The Fund invests principally in publicly traded securities of domestic companies, but may invest up to 15% of its total assets in securities of foreign issuers through ADRs traded in the U.S.

The Adviser pursues the Fund's objective by using a growth investment discipline. In selecting companies for investment, the Adviser uses a proprietary quantitative model to screen all publicly traded small-cap and mid-cap stocks based on the investment criteria set forth below. The adviser then uses fundamental analysis to select and weight the investment in 50-100 stocks from the possible investments determined by the use of its quantitative analysis. As a part of this qualitative analytical process, the Adviser evaluates the extent to which a company meets the investment criteria set forth below. The weight given to a particular investment criterion will depend upon the circumstances, and some portfolio holdings may not meet each of the following criteria:

        A potential expansion in profitability. The Adviser believes that an expansion in profit margins generally results in an improved market valuation. Therefore, the Adviser will look for companies that it believes have the potential of sustainable levels of profitability greater than their current levels. The factors used to assess a sustainable level of future profitability for a company include industry profit levels, competitiveness, and the company's competitive advantages and business strategy. Competitive advantages could include a distinctive attribute that cannot easily be duplicated by present or potential competitors, or a product or services are regarded as being of superior quality which enables the company to obtain a premium price, or a distinctive capability in sales, service, or distribution.

        Returns on equity. The company should have achieved, or have the potential to achieve, an above average return on equity through the efficient use of assets and adequate margins.

        Earnings Growth. The Company should have above average growth in earnings before interest and taxes. The Adviser believes this is a key criteria in defining the stock of a company as a "growth" stock.


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In general, the Growth Stock Fund will remain fully invested in equities, and the Adviser will not maintain a significant cash position as part of an attempt to time the market.


                              INVESTMENT PRACTICES

INVESTMENT TECHNIQUES

The Adviser utilizes various investment techniques in managing each Fund's portfolio, including the following:

EQUITY SECURITIES. Each of the Funds will invest its assets in equity securities of companies having various levels of market capitalization. Generally, the market capitalization of the companies in the portfolio of each Fund will be in the range of $250 million to $4 billion at the time of purchase.

AMERICAN DEPOSITORY RECEIPTS. Each of the Funds may invest up to 15% of its assets in ADRs. Generally, an ADR is a dollar denominated security issued by a U.S. bank or trust company that represents, and may be converted into, an underlying foreign security. ADRs may be denominated in a currency different from the underlying securities into which they may be converted. Typically, ADRs, in registered form, are designed for issuance in U.S. securities markets. Investments in depository receipts entail risks similar to direct investments in foreign securities.

STANDARD & POOR'S DEPOSITARY RECEIPTS. Standard & Poor's Depositary Receipts ("SPDRs") are shares of a publicly traded unit investment trust which owns the stocks included in the S&P 500 Index, and changes in the prices of SPDRs track the movement of the S&P 500 Index relatively closely. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk of declines in the general level of stock prices. They are also subject to the risks of trading halts due to market conditions or other reasons that, in the view of the American Stock Exchange, make trading in SPDRs inadvisable. As a matter of operating policy, a Fund will not invest more than 25% of its assets in SPDRs.

WARRANTS. Each of the Funds may invest in warrants. Warrants give the holder the right to purchase a specified number of shares of the underlying stock at any time at a fixed price, but do not pay a fixed dividend. Investment in warrants involves certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment in the warrant). As a matter of operating policy, a Fund will not invest more than 5% of its total assets in warrants.


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OPTIONS AND FUTURES CONTRACTS. Each Fund may purchase and sell covered put and call options on securities and securities indexes, index futures contracts (agreements to take or make delivery of a specified quantity of financial instruments at a specified price and date), and put and call options on such futures contracts. Such options and futures contracts are derivative instruments which may be traded on U.S. or foreign exchanges or with broker/dealers which maintain markets for such investments. Each Fund may also employ combinations of put and call options, including without limitation, straddles, spreads, collars, and strangles. Further information regarding these techniques may be found in the Statement of Additional Information. These techniques are used to hedge against changes in securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the stock, bond and currency markets. In addition to the hedging transactions referred to above, each of the Funds may enter into options and futures transactions to enhance potential gain in circumstances where hedging is not involved.

An equity index, such as the S&P 500 Index, is a statistical measure designed to reflect specified facets of a particular financial or securities market. An option on an index gives the holder the rights, in return for the premium paid, to require the writer to pay cash equal to the difference between the closing price of the index and the exercise price of the option, times a specified multiplier.

An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

Upon entering into a futures contract, the Fund will be required to deposit with its custodian in a segregated account in the name of its futures broker a specified amount of cash or securities. This amount is known as "initial margin", and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin" to and from the broker, will be made on a daily basis as the price of the index fluctuates, making the position in the futures contract more or less valuable, a process known as "marking to market".

MONEY MARKET FUNDS. To maintain liquidity, each Fund may invest in unaffiliated money market funds. No money market fund investment by a Fund will be in excess of 3% of the total assets of the money market fund. Neither Fund anticipates investing more than 15% of its net assets in money market funds. An investment in a money market mutual fund by a Fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such money market fund.

MONEY MARKET OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated bank certificates of deposit, bankers acceptances, commercial paper and other short-term debt obligations of U.S. issuers, including U.S. Government and agency obligations. All money market obligations will be considered high quality, meaning that the security will be rated in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one if only one rating service has rated the security) or, if unrated, will be judged to be of equivalent quality by the Adviser.

REPURCHASE AGREEMENTS. For the purpose of maintaining liquidity or realizing additional income, each Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the economic equivalent of loans by a Fund. In the event of a bankruptcy or default of any such dealer or bank, a Fund could experience costs and delays in liquidating the underlying securities which are held as collateral, and the Fund might incur a loss if the value of the collateral held declines during this period.

REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements (agreements to sell portfolio securities, subject to such Fund's agreement to repurchase them at a specified time and price) with well-established registered dealers and banks. A Fund covers its obligations under a reverse repurchase agreement by maintaining a segregated account comprised of cash, U.S. Government securities or high-grade debt obligations, maturing no later than the expiration of the agreement, in an amount (marked to market daily) equal to its obligations under the agreement. Reverse repurchase agreements are the economic equivalent of borrowings by a Fund.

RESERVES. Each Fund may establish and maintain reserves when the Adviser determines that such reserves would be desirable to enable it to take advantage of buying opportunities. A Fund's reserves may be invested in domestic and foreign money market instruments, including government obligations, commercial paper and short-term corporate debt issues meeting the quality standards described above; money market funds, certificates of deposit and bankers' acceptances of banking institutions described in the Statement of Additional Information; and repurchase agreements. Although there is no limit on the percentage of a Fund's assets which may be maintained in such reserves, under normal circumstances no more than 10% of its total assets is expected to be maintained in such reserves.

ILLIQUID SECURITIES. Some securities can be illiquid, meaning that they may not be sold in the ordinary course of business within seven days at approximately the price at which they are valued. Neither Fund will invest more than 15% of its net assets in illiquid securities. In accordance with guidelines established by the Board, the Adviser or Sub-adviser will determine the liquidity of each investment using various factors such as (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security


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(including any demand or tender features) and (5) the likelihood of continued
marketability and credit quality of the issuer.

TEMPORARY DEFENSIVE MEASURES. During times when the Adviser believes that a temporary defensive posture is warranted, each Fund may hold part or all of its assets in cash, U.S. Government and Government agency securities, money market obligations, short-term corporate debt securities and money market funds. When the assets of a Fund are so invested, the Fund may not be achieving its investment objectives.

ADDITIONAL RISK FACTORS

DIVERSIFICATION

As the Adviser may from time to time invest a large percentage of each Fund's assets in securities of a limited number of issuers, each Fund has been classified as "non-diversified". As provided in the Investment Company Act of 1940, a diversified fund has, with respect to at least 75% of its total assets, no more than 5% of its total assets invested in the securities of one issuer, plus cash, Government securities, and securities of other investment companies. Accordingly, each Fund may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified investment company. However, each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, and therefore will be subject to diversification limits requiring that, as of the close of each fiscal quarter,
(i) no more than 25% of its total assets may be invested in the securities of a single issuer (other than U.S. Government securities), and (ii) with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (other than U.S. Government securities) or invested in more than 10% of the outstanding voting securities of a single issuer.

FOREIGN INVESTMENTS

Each of the Funds may invest in securities of foreign issuers, through ADRs. Investments in foreign securities present opportunities for both increased benefits and risks as compared to investments in the U.S. securities market.

Securities markets in different countries may offer enhanced diversification of investors' portfolios because of differences in economic, financial, political and social factors. However, investing in securities of foreign issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers. These risks may include less publicly available information and less governmental regulation and supervision of foreign stock exchanges, brokers and issuers. Changes in foreign exchange rates will affect the value of the securities held in each of the Funds. Fluctuations in foreign currency exchange rates will also affect the value of dividends earned, gains and losses realized on the sale of securities and net investment income and gains, if any, distributed to shareholders. Securities of foreign issuers are subject to the possibility of expropriation, nationalization, confiscatory taxation, adverse changes in investment or exchange control regulation, political instability and restrictions in the flow of international capital. Securities of some foreign issuers are less liquid and their prices more volatile than the securities of U.S. companies. It may also be more difficult to obtain and enforce judgments against foreign entities.

OPTIONS AND FUTURES CONTRACTS

Transactions in securities options, futures contracts and options on futures contracts involve a variety of risks, including the inability to close out a position because of the lack of a liquid market and, in the case of futures transactions, lack of correlation between price movements in the hedging vehicle and the portfolio assets being hedged. To the extent that a Fund enters into futures contracts, options on futures contracts or options on foreign currencies, in each case other than for bona fide hedging purposes (as defined by the Commodity Futures Trading Commission), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. Each Fund covers its obligations with respect to such futures contracts and options by maintaining assets sufficient (together with its margin deposits) to meet such obligations; depending on the nature of the contract or option, this cover is in the form of liquid assets, put or call options, the underlying instruments which are the subject of the contract or option, or a long or short position in the contract which is the subject of an option. Options and futures transactions can be highly volatile and could result in reduction of a Fund's total return, and a Fund's attempt to use such instruments for hedging purposes may not be successful. The aggregate market value of a Fund's portfolio securities covering put options on securities written by the Fund will not exceed 50% of its net assets.

OTHER INVESTMENT POLICIES

Each Fund's investment program and policies are subject to further restrictions and risks which are described in the Statement of Additional Information. Each Fund's investment objective is fundamental and, therefore, may not be changed without obtaining shareholder approval. Each Fund's other investment policies and practices may be changed without shareholder approval unless otherwise specified as fundamental policies.

FUNDAMENTAL INVESTMENT POLICIES. As a matter of fundamental policy, each Fund will not (1) purchase a security of any issuer if, as a result, with respect to 50% of the Fund's total assets, more than 10% of the outstanding voting securities of the issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);
(2) borrow money except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 30% of its total assets valued at market (for this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts as described above are not considered to be borrowings.); or (3) in any manner transfer as collateral for indebtedness any security of the

Fund except in connection with permissible borrowings. In addition, neither Fund will purchase any security which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of any one or more issuers conducting their principal business activities in the same industry, provided that (1) there is no limitation with respect to U.S. Government obligations and repurchase obligations secured by such obligations,
(2) wholly owned finance companies will be considered to be in the industries of their parents, (3) SPDRs will be divided according to the industries of their underlying common stocks, and (4) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry).

OTHER INVESTMENT POLICIES. As a matter of operating policy, neither Fund will
(1) purchase a security of any one issuer if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities, including repurchase agreements which do not provide for payment within seven days or other securities which are not readily marketable; or (2) purchase additional securities when borrowings exceed 5% of the Fund's total assets.

PORTFOLIO TURNOVER. Neither Fund can accurately predict its future annual portfolio turnover rate. The Value Stock Fund's portfolio turnover is expected to be less than 100%. Annual portfolio turnover for the Growth Stock Fund is expected to be less than 200%. High turnover rates increase transaction costs and may increase taxable capital gains. The Adviser considers these effects when evaluating the anticipated benefits of short term investing.

Neither Fund can accurately predict it's future annual portfolio turnover rate.


                             MANAGEMENT OF THE FUNDS

The business of the Group is managed under the direction of its Board of Trustees, which establishes the Group's policies and supervises and reviews the management of the Funds. Information about the Trustees and the Group's executive officers may be found in the Statement of Additional Information.

INVESTMENT ADVISER

Payden & Rygel serves as investment adviser to the Funds pursuant to an investment management contract with the Group. The Adviser is an investment counseling firm founded in 1983, and currently has over $22 billion of assets under management. Payden & Rygel's address is 333 South Grand Avenue, Los Angeles, California 90071. It is registered as an investment adviser with the Securities and Exchange Commission and as a commodity trading adviser with the Commodity Futures Trading Commission.

The Adviser manages the investment and reinvestment of the assets of the nineteen portfolios of the Group, including the Funds, and reviews, supervises and administers all investments. Several teams, each responsible for a number of portfolios of the Group, including the Funds, are responsible for the day-to-day management of these portfolios within the broad investment parameters established by the Adviser's Global Investment Policy Committee. These teams are supervised by the Executive Committee of the Global Investment Policy Committee, comprised of John Isaacson, Scott King and Christopher Orndorff.

John Isaacson is an Executive Vice President and the Chief Investment Officer of Payden & Rygel. He joined the Company in 1988 and has 25 years of experience in the investment business. Scott King is an Executive Vice President and the Head of Trading at Payden & Rygel. He was one of the original members of the Company when it was founded in 1983 and has over 17 years of investment experience. Christopher Orndorff is a Vice President and head of Global Asset Allocation at Payden & Rygel. He joined the company in 1990 and has 13 years of experience in the investment business. Mr. Isaacson, Mr. King and Mr. Orndorff are responsible for defining the broad investment parameters of the Funds, including the types of strategies to be employed and the range of securities acceptable for investment.

Each of the teams analyzes investment opportunities and strategies, and makes portfolio management decisions (subject to prior review of significant decisions by the Global Investment Policy Committee) and applies them to the portfolios for which the team has responsibility. The strategy team responsible for the Funds is the Equity Strategy Group, which is headed by Mr. Orndorff.

Since its organization in 1983, the Adviser has principally managed fixed income portfolios. However, the Adviser and the members of its Equity Strategy Group also have experience in various capacities managing portfolios invested primarily in equity and equity-related securities. Their experience includes development and management of the Payden & Rygel Growth & Income Fund and the Payden & Rygel European Growth & Income Fund series of the Group, oversight of the Payden & Rygel Global Balanced Fund and Payden & Rygel International Equity Fund series of the Group (for which Scottish Widows Investment Management provides day-to-day portfolio management services), and research and development of the stock selection methodologies and techniques used in management of the Value Stock Fund and Growth Stock Fund, as well as some past management of separate account equity portfolios.

The Adviser receives a monthly fee from each Fund at the following annual rates:
0.60% for the first $1 billion of the Fund's average daily net assets, and 0.50% of the Fund's average daily net assets above $1 billion.

ADMINISTRATOR AND TRANSFER AGENT

Treasury Plus, Inc., a wholly owned subsidiary of the Adviser, serves as the Administrator to the Funds pursuant to a management and administration contract with the Group. The Administrator's address is 333 South Grand Avenue, Los Angeles, California 90071. The Administrator provides administrative services to each Fund, including administrative and clerical functions, certain shareholder servicing functions and supervision of the services rendered to each Fund by other persons.

Investors Fiduciary Trust Company ("IFTC"), a Missouri trust company located at 801 Pennsylvania, Kansas City, Missouri, 64105, provides accounting, dividend disbursing and transfer agency services to each Fund pursuant to fund accounting and transfer agency contracts with the Group.

For providing administrative services to the Group, the Administrator receives a monthly fee at the annual rate of 0.06% of the daily net assets of the Group. IFTC receives fees for fund accounting services and dividend disbursing and transfer agency services. Certain out-of-pocket expenses are also reimbursed at actual cost.

Advisory and administrative fees generally will be charged to each class of shares based upon the assets of that class. Expenses attributable to a single class of shares will be charged to that class.

DISTRIBUTOR

Shares of the Funds are distributed through Payden & Rygel Distributors, a wholly owned subsidiary of Payden & Rygel located at the same address. The Distributor is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc.

PERFORMANCE INFORMATION

Each of the Funds may, from time to time, include the yield and total return for its Class R Shares in advertisements or reports to shareholders or prospective investors. Yield will be quoted using the SEC definition, which is the annualized net investment income per share during a particular 30-day (or one month) period. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over specified periods.

OFFERING

Copies of the Group's 1998 Semi-Annual Report and Annual Report will be made available upon publication without charge by writing or calling the Group at the address and phone number listed in the front of this prospectus.

No dealer, sales representative or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations may not be relied upon as having been authorized by the Group or the Distributor. This Prospectus does not constitute an offer by the Group or the Distributor to sell, or a solicitation of an offer to buy, any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


                              SHAREHOLDER SERVICES

TAX-SHELTERED RETIREMENT PLANS

The Funds accept purchases of shares by tax-sheltered retirement plans such as IRAs, rollover IRAs, Keogh or corporate profit sharing plans, Simplified Employee Pension plans, 403(b) and 401(k) plans. Please call a Fund Representative to receive a retirement package which includes a special application for tax-sheltered accounts. The Group does not provide fiduciary administration or custody for such plans. The Group currently waives the Fiduciary Administration Fees charged by IFTC associated with such plans.

EXCHANGE PRIVILEGE

The Group currently consists of nineteen investment portfolios, including the Funds, with varying investment objectives or policies, and other investment portfolios may be created. Class R Shares of each Fund may be exchanged for any class of shares of any of the other investment portfolios of the Group. Exchanges are made on the basis of the net asset values of the portfolios involved. The minimum amount for any exchange is $1,000.

Because an exchange is considered a redemption and purchase of shares, the shareholder may realize a gain or loss for federal income tax purposes. Before making an exchange into another investment portfolio, a shareholder should obtain and review a current prospectus of the investment portfolio into which the shareholder wishes to transfer. When exchanging shares into another investment portfolio, shareholders should be aware that, among other significant differences, the portfolios may have different dividend payment dates, minimum initial investments and minimum additional investments.

Exchanges will be effected upon receipt of written instructions signed by all account owners. In addition, shareholders who complete the telephone privilege authorization portion of the Account Registration Form may effect exchanges from a Fund into an identically registered account in one of the other available portfolios by a telephone call to the Distributor at (213) 625-1900 or (800) 5PAYDEN (800-572-9336). Finally, shareholders may participate in the Automatic Exchange Plan to automatically redeem a fixed amount from one Fund for investment in another portfolio on a regular basis. See "Automated Investment Programs."

The Exchange Privilege may be modified or discontinued by the Group at any time upon 60 days' notice to shareholders. The Group also reserves the right to limit the number of exchanges a shareholder may make in any year to avoid excessive Fund expenses. The Exchange Privilege is only available in states where the exchange may be legally made.

TELEPHONE PRIVILEGE

Shareholders may exchange or redeem shares by telephone if they have elected this option on the Account Registration Form. If a shareholder calls before 1:00 p.m. (Pacific Time), the exchange or redemption will be at the net asset value determined that day; if a shareholder calls after 1:00 p.m. (Pacific Time), the exchange or redemption will be at the net asset value determined on the next business day. During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement. In this event, shareholders should follow the other exchange and redemption procedures discussed in this prospectus.

Shareholders should realize that by electing the telephone privilege they may be giving up a measure of security that they may have if they were to exchange or redeem their shares in writing. The Group will employ procedures designed to provide reasonable assurance that instructions communicated by telephone, telegraph or wire communication are genuine and, if it does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. The Group reserves the right to refuse a telephone, telegraph or wire communication exchange or redemption request if it believes that the person making the request is not authorized by the investor to make the request. Neither the Group nor its agents will be liable for any loss, liability or cost which results from acting upon instructions of a person reasonably believed to be a shareholder with respect to the telephone, telegraph or wire communication privilege.

AUTOMATED INVESTMENT PROGRAMS

Shareholders may take advantage of two programs which permit automated investments in the Group's Funds.

ELECTRONIC INVESTMENT PLAN. If authorized by the shareholder, additional investments in either Fund may be made using the Automated Clearing House System ("ACH") which transfers money directly from the shareholder's bank account to the Fund for investment. Initial investments in the Funds may not be made through ACH.

The ACH is an electronic money transfer system that is used throughout the United States. It is easy, convenient, inexpensive and avoids the potential of theft of checks from the postal system. It is used by many employers to pay salaries and is also used by the United States Government to send social security payments directly into retiree accounts.

Two investment options may be chosen. First, the shareholder may elect to make investments on a set schedule either monthly or quarterly. Under this option, the shareholder's financial institution will deduct an amount authorized by the shareholder which will normally by credited to the Fund on the 15th day of the month (or next business day if the 15th is a holiday or on a weekend). The shareholder's bank account will typically be debited the prior business day, although this varies with each financial institution. The minimum initial investment, which may be made by check or wire, is $2,500, with additional investments by ACH of no less than $250.

Under the second option, the shareholder may also elect to authorize ACH transfers via telephone request. Money will be withdrawn from the shareholder's account only when authorized by the shareholder. There will be no set schedule of withdrawals from the shareholder's account. Additionally, the investor may vary the amount of the investment. Under this option, the minimum initial investment is $5,000, with additional investments by ACH no less than $1,000. Due to operational considerations, for telephonic requests received prior to 12:30 p.m. (Pacific Time), the investment will be at the net asset value determined on the next business day. For telephonic requests received after 12:30 p.m. (Pacific Time), the investment will be at the net asset value determined on the second business day following receipt of the call.

Please note the following guidelines:

o The shareholder's financial institution must be a member of the Automated Clearing House System.

o The shareholder must complete and return an Automated Investment Program form along with a voided check or deposit slip at least 15 days prior to the initial transaction.

o An account with the Group must be established before the Electronic Investment Plan goes into effect.

o The Electronic Investment Plan will automatically terminate if all shares are redeemed, or if the shareholder's financial institution rejects the transfer for any reason, e.g., insufficient funds.

o Termination must be in writing and will become effective the month following receipt.

AUTOMATIC EXCHANGE PLAN. Shareholders may participate in the Automatic Exchange Plan to automatically redeem a fixed amount from one Fund for investment in another portfolio of the Group on a regular basis. The shareholder elects this option by completing an Automated Investment Programs form to determine the periodic schedule (monthly or quarterly) and exchange amount (minimum amount of $1,000) and to identify the portfolio of the Group in which the investment is to be made. The automatic transfer is effected on the 15th day (or the next business day if the 15th is a holiday or on a weekend) of the month. Before effecting an exchange, you should obtain the current prospectus of the portfolio into which the exchange is to be made. An exchange will be treated as a redemption and purchase for tax purposes.

SHAREHOLDER INQUIRIES

Shareholders with inquires concerning either of the Funds may call the Group at
(213) 625-1900, or (800) 5PAYDEN, or write to Payden & Rygel Investment Group, 333 South Grand Avenue, Los Angeles, CA 90071.

                              REDEMPTION OF SHARES

Each Fund will redeem its shares at the net asset value next determined following receipt of the request in proper form. Redemptions may be made in writing, by calling the Distributor at (800) 5PAYDEN, by telegraph or by other wire communication. No charge is made for redemptions. Shares redeemed may be worth more or less than the purchase price of the shares, depending on the market value of the investment securities held by the Funds at the time of redemption.

Redemption requests in writing or by telegraph or other wire communications should be directed to the Group at 333 South Grand Avenue, Attn.: Fund Distributor, Los Angeles, California 90071. Payment for redemption of recently purchased shares will be delayed until the Fund is advised that the purchase check has been honored, which may take up to 15 days after receipt of the check. If the proceeds of a written request are to be paid to a person other than the record owner of the shares or are to be sent to an address other than the address of record, the signature on the request must be guaranteed by a commercial bank, a trust company or another eligible guarantor institution. A signature guarantee may be rejected if it is believed to be not genuine or if there is any reason to believe that the transaction is improper. Payment of the redemption price will ordinarily be wired to the shareholder's bank or mailed to the shareholder address of record one business day after receipt of the request; the latter may take up to seven days. Telephone redemptions may be difficult to implement during periods of drastic economic or market changes, which may result in an unusually high volume of telephone calls.

A Fund may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed or during certain other periods as permitted under the federal securities laws.


                             HOW TO PURCHASE SHARES

Shares of the Funds may be purchased at net asset value without a sales charge. The minimum initial and additional investment levels per Fund are as set forth below. An account may only be opened by completing an application and mailing it to the appropriate address below under "Initial Investment." Shares cannot be purchased until a properly completed application is received by the Group. If you wish to open a tax-sheltered retirement plan (such as an IRA), special application forms must be completed. Please be sure to ask for an IRA information kit. Transaction fees may be charged for the purchase and/or sale of shares through a broker.

INITIAL INVESTMENT

BY CHECK - ALL FUNDS
--------------------
o       Complete Application
o       Make check payable to the Fund and mail with application to:
               Payden & Rygel Investment Group
               P.O. Box 419318
               Kansas City, MO  64141-6318

BY FEDERAL FUNDS WIRE
o              Complete application and mail to:
o              Payden & Rygel Investment Group
               P.O. Box 419318
               Kansas City, MO  64141-6318

o       Wire Funds as follows when application has been processed:
               The Boston Safe Deposit and Trust Company
               ABA 011001234
               A/C #115762
               Mutual Funds #6630
               Credit to (name of Payden & Rygel Fund here) \
               For Account of (insert your account name here)

               Please call the Group, at (213) 625-1900 or (800) 5PAYDEN, to advise of any purchases by wire.

Shares of the Funds are purchased at the net asset value per share for each class next determined after receipt by the Distributor of an order to purchase shares in proper form. Purchase orders will be accepted only on days on which the Funds and the Custodian are open for business, as defined below. The minimum investment amount may be waived from time to time by the Distributor.

Each Fund is "open for business" on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

MINIMUM INVESTMENTS

The minimum initial and additional investments per Fund for each type of account are as follows:

         ACCOUNT TYPE                                 INITIAL            SUBSEQUENT
         ------------                                INVESTMENT          INVESTMENT
                                                     ----------          ----------
         Regular                                       $5,000              $1,000
         Tax-Sheltered                                 $2,000              $1,000
         Electronic Investment Plan
               Set schedule                            $2,500                $250
               No set schedule                         $5,000              $1,000

ADDITIONAL INVESTMENTS

Additional investments may be made at any time at net asset value by check, by ACH, or by calling the Distributor and wiring federal funds to the Custodian as described above.

OTHER PURCHASE INFORMATION

Purchases of each Fund's shares will be made in full and fractional shares. Certificates for shares will not be issued. The Group reserves the right, in its sole discretion, to suspend the offering of shares of any Fund or to reject purchase orders when, in the judgment of its management, such suspension or rejection is in the best interest of the Fund; and to redeem shares if information provided in the client application proves to be incorrect in any material manner.

INVESTMENT ADVISER
        Payden & Rygel
        333 South Grand Avenue
        Los Angeles, California 90071

ADMINISTRATOR
        Treasury Plus, Inc.
        333 South Grand Avenue
        Los Angeles, California  90071

DISTRIBUTOR
        Payden & Rygel Distributors
        333 South Grand Avenue
        Los Angeles, California 90071

CUSTODIAN
        The Boston Safe Deposit and Trust Company
        One Boston Place
        Boston, Massachusetts  02109

TRANSFER AGENT
        Investors Fiduciary Trust Company
        801 Pennsylvania
        Kansas City, Missouri  64105

AUDITORS
        Deloitte & Touche LLP
        1700 Courthouse Plaza Northeast
        Dayton, Ohio  45402

COUNSEL
        Paul, Hastings, Janofsky and Walker LLP
        555 South Flower Street
        Los Angeles, California  90071


                                                                 January 8, 1998